UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48034
(Address of principal executive offices)		(Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

SIGNATURE
EX-99.1 Press Release
EX-99.2 Slides

Item 5.  Other Events and Regulation FD Disclosure

On July 17, 2003, Lear Corporation issued a press release reporting its financial results for the second quarter of 2003 and updating its earnings guidance for 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1	Press release issued July 17, 2003, filed herewith.

99.2	Slides from the Lear Corporation webcast of its second quarter of 2003 earnings call made on July 17, 2003, filed herewith.

Item 9.  Regulation FD Disclosure

The following information is provided pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” as contemplated by SEC Release No. 33-8216.

On July 17, 2003, Lear Corporation issued a press release reporting its financial results for the second quarter of 2003 and updating its earnings guidance for 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The following information is provided pursuant to Item 9 of Form 8-K, “Regulation FD Disclosure,” and Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” as contemplated by SEC Release No. 33-8216.

On July 17, 2003, Lear Corporation made available the slides attached hereto as Exhibit 99.2 in a webcast of its second quarter of 2003 earnings call. Exhibit 99.2 is incorporated by reference herein. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION,
a Delaware corporation

Date: July 17, 2003	By:	/s/ David C. Wajsgras

	Name:	David C. Wajsgras
	Title:	Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued July 17, 2003, filed herewith.
99.2	Slides from the Lear Corporation webcast of its second quarter of 2003 earnings call made on July 17, 2003, filed herewith.

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